SOUTHERN                                                           EXHIBIT 10.13
CALIFORNIA
BANK

                            CHANGE IN TERMS AGREEMENT

----------------------------------------------------------------------------------------------------------------
    PRINCIPAL      LOAN DATE      MATURITY       LOAN NO.    CALL   COLLATERAL    ACCOUNT    OFFICER   INITIALS
----------------------------------------------------------------------------------------------------------------
$2,000,000.00                   06-30-2005     407169774                5015                   385
----------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:ANSYS DIAGNOSTICS, INC. (TIN: 33-0316510)        LENDER:SOUTHERN CALIFORNIA BANK
         26200 COMMERCENTRE DRIVE                                ORANGE COUNTY CORPORATE BANKING
         LAKE FOREST, CA 92630-8810                              P.O. BOX 588
                                                                 LA MIRADA, CA 90637
------------------------------------------------------------------------------------------------

PRINCIPAL AMOUNT: $2,000,000.00                  DATE OF AGREEMENT: JUNE 1, 1998

DESCRIPTION OF EXISTING INDEBTEDNESS. Original promissory note dated September 24,1997 in the amount of $1,500,000.00.

DESCRIPTION OF COLLATERAL. All Inventory, Chattel Paper, Accounts, Equipment and General Intangibles.

DESCRIPTION OF CHANGE IN TERMS. Upon execution of these documents and the payment of interest due to June 1, 1998 In the amount of $11,140.62:

(1) Loan amount is increased to $2,000,000.00.
(2) Facility will be a revolving line through June 30, 1998, at the Variable Interest Rate defined below, at which time it will convert to a seven year term loan with a maturity date of June 30, 2005.
(3) Borrower's name is changed to Ansys Diagnostics, Inc.

PROMISE TO PAY. ANSYS DIAGNOSTICS, INC. ("BORROWER") PROMISES TO PAY TO SOUTHERN CALIFORNIA BANK ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF TWO MILLION & 00/100 DOLLARS ($2,000,000.00) OR SO MUCH AS MAY BE OUTSTANDING, TOGETHER WITH INTEREST ON THE UNPAID OUTSTANDING PRINCIPAL BALANCE OF EACH ADVANCE. INTEREST SHALL BE CALCULATED FROM THE DATE OF EACH ADVANCE UNTIL REPAYMENT OF EACH ADVANCE.

PAYMENT. BORROWER WILL PAY THIS LOAN ON DEMAND, OR IF NO DEMAND IS MADE, IN ACCORDANCE WITH THE FOLLOWING PAYMENT SCHEDULE:

        BORROWER SHALL PAY ALL ACCRUED UNPAID INTEREST ON JULY 1, 1998. ON JULY 1, 1998, THE LOAN WILL BE CONVERTED TO A SEVEN (7) YEAR TERM LOAN. UPON CONVERSION, BORROWER WILL HAVE THE OPTION OF A FIXED OR FLOATING RATE. REPAYMENT TERMS WILL BE DETERMINED BY THE INTEREST RATE OPTION CHOSEN. SEE INTEREST RATE AND REPAYMENT OPTION ATTACHED TO THE CHANGE IN TERMS AGREEMENT DATED JUNE 1, 1998.

The annual interest rate for this Agreement is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The Interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon

Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 8.500%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS AGREEMENT WILL BE AT A RATE OF 0.125 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 8.625%. NOTICE: Under no circumstances will the interest rate on this Agreement be more than the maximum rate allowed by applicable law.

PREPAYMENT; MINIMUM INTEREST CHARGE. In any event, even upon full prepayment of this Agreement, Borrower understands that Lender is entitled to a MINIMUM INTEREST CHARGE OF $250.00. Other than Borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 days or more late, Borrower will be charged 5.000% OF THE REGULARLY SCHEDULED PAYMENT OR $5.00, WHICHEVER IS GREATER.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Agreement or any agreement related to this Agreement, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note of any of the Related Documents.
(d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender.
(g) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Agreement. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired. (i) Lender in good faith deems itself insecure.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Agreement to 5.125 percentage points over the Index. Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS AGREEMENT HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF ORANGE COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER AGAINST THE OTHER. SUBJECT TO THE PROVISIONS ON ARBITRATION, THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $16.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Agreement against and such accounts.

LINE OF CREDIT. This Agreement evidences a revolving line of credit. Advances under this Agreement may be requested only in writing by Borrower or by an authorized person. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: STEPHEN K. SCHULTHEIS, PRESIDENT. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Agreement if: (a) Borrower or any guarantor is in default under the terms of this Agreement or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Agreement; (b) Borrower or an guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Agreement or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Agreement for purposes other than those authorized by Lender; or (e) Lender in good faith deems itself insecure under this Agreement or any other agreement between Lender and Borrower.

ARBITRATION. LENDER AND BORROWER AGREE THAT ALL DISPUTES, CLAIMS AND CONTROVERSIES BETWEEN THEM, WHETHER INDIVIDUAL, JOINT, OR CLASS IN NATURE, ARISING FROM THIS AGREEMENT OR OTHERWISE, INCLUDING WITHOUT LIMITATION CONTRACT AND TORT DISPUTES, SHALL BE ARBITRATED PURSUANT TO THE RULES OF THE AMERICAN ARBITRATION ASSOCIATION, UPON REQUEST OF EITHER PARTY. No act to take or dispose of any collateral securing this Agreement shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage; obtaining a writ of attachment or imposition of a receiver; or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness any act, or exercise of any right, concerning any collateral securing this Agreement, including any claim to rescind, reform, or otherwise modify any agreement relating to the collateral securing this Agreement, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude a party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s) including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

ADDITIONAL TERMS, CONDITIONS AND COVENANTS. An exhibit, titled "ADDITIONAL TERMS, CONDITIONS AND COVENANTS," is attached to this Agreement and by this reference is made a part of this Agreement just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Agreement.

MISCELLANEOUS PROVISIONS. This Agreement is payable on demand. The inclusion of specific default provisions or rights of Lender shall not preclude Lender's right to declare payment of this Agreement on its demand. Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them. Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of the Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE AGREEMENT AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE AGREEMENT.

BORROWER:

ANSYS, DIAGNOSTICS, INC.


BY:
   -------------------------------------------
        STEPHEN K. SCHULTHEIS, PRESIDENT

--------------------------------------------------------------------------------
Variable Rate. Line of Credit.       LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver.
                                     3.25(c) 1998 CFI ProServices, Inc. All
                                     rights reserved. [CA- D20 ANSYS2.LN]

                      INTEREST, RATE AND REPAYMENT OPTIONS

          -------------------------------------------------------------------------------
BORROWER: ANSYS DIAGNOSTICS, INC. (TIN: 33-0316510)       LENDER:SOUTHERN CALIFORNIA BANK
          26200 COMMERCENTRE DRIVE                               LAGUNA HILLS OFFICE
          LAKE FOREST, CA 92630-8810                             P.O. BOX 588
                                                                 LA MIRADA, CA 90637-0588
          -------------------------------------------------------------------------------

THIS INTEREST RATE AND REPAYMENT OPTIONS IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF EACH CHANGE IN TERMS AGREEMENT, DATED JUNE 1, 1998, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN SOUTHERN CALIFORNIA BANK AND ANSYS DIAGNOSTICS, INC.

Upon conversion to a Term Loan, Borrower may choose either a floating or fixed rate as follows:

FLOATING RATE:

The loan balance will accrue interest at the Wall Street Journal Prime Rate Plus
 .125%. Any changes in the Wall Street Journal prime Rate will take effect immediately.

FIXED RATE:

The fixed rate will be based on a seven year Treasury Note Rate (August, 2005), plus a 285 basis point total spread. If the loan had converted May 19, 1998, with a seven year Treasury Note Rate of 5.76%, the interest rate would be fixed at 8.61 %.

REPAYMENT TERMS: Repayment terms will be determined by the Interest Rate chosen as follows:

FLOATING RATE:

84 Level principal payments plus accrued interest shall be due on a monthly basis.

FIXED RATE:

Fixed monthly payments of principal and interest shall be payable over a seven year period. Assuming a loan amount of $2,000,000.00 and a rate of 8.61 %, monthly principal and interest payments would be fixed at $31,783.71.

THIS INTEREST RATE AND REPAYMENT OPTIONS IS EXECUTED ON JUNE 1, 1998.

BORROWER:

ANSYS DIAGNOSTIC INC.

BY:
   --------------------------------------------
        STEPHEN K. SCHULTHIES, PRESIDENT

LENDER:

SOUTHERN CALIFORNIA BANK

BY:
   --------------------------------------------
        AUTHORIZED OFFICER


--------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.25 (c) 1998 CFI ProServices, Inc. All rights reserved. [CA-G60 ANSYS774.LN C3.OVL]

SOUTHERN
CALIFORNIA
BANK

                     DISBURSEMENT REQUEST AND AUTHORIZATION

-------------------------------------------------------------------------------------------------------------
    PRINCIPAL      LOAN DATE      MATURITY       LOAN NO.    CALL   COLLATERAL   ACCOUNT    OFFICER  INITIALS
-------------------------------------------------------------------------------------------------------------
$2,000,000.00                   06-30-2005     407169774               5015                   385
-------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:ANSYS DIAGNOSTICS, INC. (TIN: 33-0316510)        LENDER:SOUTHERN CALIFORNIA BANK
         26200 COMMERCENTRE DRIVE                                ORANGE COUNTY CORPORATE BANKING
         LAKE FOREST, CA 92630-8810                              P.O. BOX 588
                                                                 LA MIRADA, CA 90637
------------------------------------------------------------------------------------------------

LOAN TYPE. This is a Variable Rate (0.125% over WALL STREET JOURNAL PRIME RATE, making an initial rate of 8.625%), Revolving Line of Credit Loan to a Corporation for $2,000,000.00 due on June 30, 2005.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

               Personal, Family, or Household Purposes or Personal Investment.

        X      Business (including Real Estate Investment).

SPECIFIC PURPOSE. The specific purpose of this loan is: Tenant Improvements.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $2,000,000.00 as follows:

               UNDISBURSED FUNDS:                                    $500,000.00

               AMOUNT PAID ON BORROWER'S ACCOUNT:                  $1,500,000.00
               $1,500,000.00 Payment on Loan # 407169774-Modify
                                                                   -------------
               NOTE PRINCIPAL:                                     $2,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

               PREPAID FINANCE CHARGES PAID IN CASH:                       $0.00

               OTHER CHARGES PAID IN CASH:                            $11,140.62
               $11,140.62 Interest to 6/1/98
                                                                   -------------
               TOTAL CHARGES PAID IN CASH:                            $11,140.62

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 1,1998.

BORROWER:

ANSYS DIAGNOSTICS, INC.

BY:
   -------------------------------------------

      STEPHEN K. SCHULTHEIS, PRESIDENT
--------------------------------------------------------------------------------
Variable Rate. Line of Credit. LASER PRO, Reg. U.S. Pat. & T.M. Off., Ver. 3.25
(c) 1998 CFI ProServices, Inc. All rights reserved. [CA-120ANSYS774.LN C3.OVL]

                   ADDITIONAL TERMS, CONDITIONS AND COVENANTS

          -------------------------------------------------------------------------------
BORROWER: ANSYS DIAGNOSTICS, INC. (TIN: 33-0316510)       LENDER:SOUTHERN CALIFORNIA BANK
          26200 COMMERCENTRE DRIVE                               LAGUNA HILLS OFFICE
          LAKE FOREST, CA 92630-8810                             P.O. BOX 588
                                                                 LA MIRADA, CA 90637-0588
          -------------------------------------------------------------------------------

THIS ADDITIONAL TERMS, CONDITIONS AND COVENANTS IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF EACH CHANGE IN TERMS AGREEMENT, DATED MAY 28,1998, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN SOUTHERN CALIFORNIA BANK AND ANSYS DIAGNOSTICS, INC.

AFFIRMATIVE COVENANTS-OTHER: Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower will provide the following financial information and statements and additional information as requested by the Lender from time to time:

(a) Quarterly Financial Statements, prepared by Borrower, due within 30 days of quarter end.
(b) Quarterly Covenant Compliance Certificate due within 30 days of the quarter end, to be submitted with the quarterly financial statements.
(c) Promptly upon Lender's request, such other statements, lists, budgets, forecasts projections, or reports as to the Borrower and as to each guarantor of the Borrower's obligations to the Lender, as the Lender may request.

ADDITIONAL COVENANTS AND RATIOS. Borrower agrees to comply with the following covenants and ratios:

(1) Borrower to maintain minimum Tangible Net Worth of $5,250,000.00, defined as all of Borrower's assets, excluding intangible assets, less total debt. In the event working capital revolver no longer exists, Tangible Net Worth shall be stepped up annually by 50% of the annual profits.

(2) Borrower to maintain a maximum Leverage Ratio of 1.25: 1.00 measured quarterly.

(3) Borrower to maintain minimum Cash Flow Coverage of 1.5x's, measured quarterly.

ADDITIONAL DEFINITIONS:

(i) For the purpose of calculating tangible net worth and debt to tangible net worth, intangible assets shall include amount due from Officers, Stockholders and Affiliates.
(ii) Tangible Net Worth is defined as all of Borrower's assets, excluding intangible assets, but including leaseholds and leasehold improvements, less total debt.
(iii) Leverage is defined as total debt divided by Tangible Net Worth.
(iv) Cash Flow Coverage is defined as net profit + depreciation + amortization + interest expense divided by CPLTD + interest expense. The numerator (Cash Flow) shall be calculated on a rolling four quarter basis.

THIS ADDITIONAL TERMS, CONDITIONS AND COVENANTS IS EXECUTED ON MAY 28, 1998.

BORROWER:

ANSYS DIAGNOSTICS, INC.

BY:
   -------------------------------------------
        STEPHEN K. SCHULTHEIS, PRESIDENT


LENDER:

SOUTHERN CALIFORNIA BANK

BY:
   -------------------------------------------

        AUTHORIZED OFFICER
--------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat & T.M. Off., Ver. 3.25 (c) 1998 CFI ProServices, Inc. All rights reserved. [CA-G60 ANSYS2.LN]

                         CORPORATE RESOLUTION TO BORROW

---------------------------------------------------------------------------------------------------------------
    PRINCIPAL      LOAN DATE      MATURITY       LOAN NO.    CALL   COLLATERAL    ACCOUNT   OFFICER   INITIALS
---------------------------------------------------------------------------------------------------------------
$2,000,000.00                   06-30-2005     407169774                5015                  385
---------------------------------------------------------------------------------------------------------------

References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

BORROWER:ANSYS DIAGNOSTICS, INC. (TIN: 33-0316510)        LENDER:SOUTHERN CALIFORNIA BANK
         26200 COMMERCENTRE DRIVE                                ORANGE COUNTY CORPORATE BANKING
         LAKE FOREST, CA 92630-8810                              P.O. BOX 588
                                                                 LA MIRADA, CA 90637
------------------------------------------------------------------------------------------------

I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF ANSYS DIAGNOSTICS, INC. (THE "CORPORATION"), HEREBY CERTIFY THAT the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 25200 Commercentre Drive, Lake Forest, CA 92630-8810, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held ON APRIL 8, 1998, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that ANY ONE (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAME                         POSITION                     ACTUAL SIGNATURE
Stephen K. Schultheis        President                    X
                                                           ---------------------------

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

        BORROW MONEY. To borrow from time to time from SOUTHERN CALIFORNIA BANK ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borrowed; however, not exceeding at any one time the amount of THREE MILLION ONE HUNDRED TEN THOUSAND & 00/100 DOLLARS ($3,110,000.00), in addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

        EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations and/or revision agreement or other evidence of obligation of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

        GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

        EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

        NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

        FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, INCLUDING AGREEMENTS REQUIRING DISPUTES WITH LENDER TO BE SUBMITTED TO BINDING ARBITRATION FOR FINAL RESOLUTION AND WAIVING THE RIGHT TO A TRIAL BY JURY, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized, except as provided below, to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: Stephen
        K. Schultheis, President. Effective June 30, 1998, this line of credit shall be terminated and no further advances will be allowed.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

I FURTHER CERTIFY that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON JUNE 1, 1998 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.

                                        CERTIFIED AND ATTESTED BY:

                                        X
                                         ---------------------------------------

                                        X
                                         ---------------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officer, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

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LASER PRO, Reg. U.S. Pat & T.M. Off., Ver. 3.25 (c) 1998 CFI ProServices, Inc.
All rights reserved. [CA-C10 ANSYS744.LN C3.OVL]